EXHIBIT 99.2

Supplemental Information For the Three and Six months ended June 30, 2008 and 2007

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Six Months Ended June 30, 2008 and 2007

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts	Page 7
EBITDA, Operating Ratios and Earnings per Share	Page 8

Balance Sheet Data:
Comparative Balance Sheets	Page 9
Market Capitalization and Debt Coverage Ratios	Page 10
Consolidated Debt Schedule	Page 11
Consolidated Debt Maturities Schedule	Page 12
Joint Venture Debt and Debt Maturity Schedule	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Core Same Mall Portfolio Statistics by Asset Category Held-for-Investment	Page 16
Mall Assets Including Assets Held-for-Sale and Newly Acquired Malls - Statistics	Page 17
Summary of Significant Tenants	Page 18
Top 10 Regional Mall Tenants	Page 19
Lease Expiration Schedule	Page 20

Development Activity:
Capital Expenditures	Page 21
Development and Redevelopment Activity	Page 22

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended June 30,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$48,948	$2,225	$51,173	$45,357	$7,777	$53,134
Percentage rents	1,042	48	1,090	977	84	1,061
Tenant reimbursements	22,550	552	23,102	20,336	3,311	23,647
Out parcel sales	-	-	-	1,000	-	1,000
Other (see components on page 3)	5,102	162	5,264	3,760	481	4,241
Total Revenues	77,642	2,987	80,629	71,430	11,653	83,083

Expenses:
Property operating expenses	(16,247)	(1,449)	(17,696)	(15,196)	(4,004)	(19,200)
Real estate taxes	(8,424)	(494)	(8,918)	(8,088)	(1,479)	(9,567)
	(24,671)	(1,943)	(26,614)	(23,284)	(5,483)	(28,767)
Provision for credit losses	(1,906)	(88)	(1,994)	(781)	(681)	(1,462)
Other operating expenses (see components on page 4)	(1,919)	(130)	(2,049)	(2,565)	(257)	(2,822)
Cost related to sales of out parcels	-	-	-	(118)	(7)	(125)
Real estate depreciation and amortization	(19,364)	-	(19,364)	(18,781)	(790)	(19,571)
Non-real estate depreciation and amortization	(534)	-	(534)	(416)	(7)	(423)
General and administrative	(4,421)	(5)	(4,426)	(3,992)	(20)	(4,012)
Total Expenses	(52,815)	(2,166)	(54,981)	(49,937)	(7,245)	(57,182)

Operating Income	24,827	821	25,648	21,493	4,408	25,901

Interest income	337	9	346	111	56	167
Interest expense	(19,925)	(1,107)	(21,032)	(22,448)	(2,199)	(24,647)
Loan fee amortization	(476)	(17)	(493)	(471)	(50)	(521)
Equity in (loss) income of unconsolidated entities	(48)	-	(48)	1,276	-	1,276
Income (loss) before minority interest and discontinued operations	4,715	(294)	4,421	(39)	2,215	2,176
Minority interest in operating partnership	-	-	-	431	-	431
Income from continuing operations	4,715	(294)	4,421	392	2,215	2,607
Discontinued Operations:
Gain (loss) on sales of properties	1,252	-	1,252	(1,073)	-	(1,073)
Impairment Loss	-	-	-	(2,452)	-	(2,452)
(Loss) income from operations	(294)	294	-	2,215	(2,215)	-
Net income (loss)	5,673	-	5,673	(918)	-	(918)
Preferred stock dividends	(4,359)	-	(4,359)	(4,359)	-	(4,359)
Net income (loss) to common shareholders	$1,314	$-	$1,314	$(5,277)	$-	$(5,277)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Six Months Ended June 30,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$96,966	$4,587	$101,553	$90,818	$15,928	$106,746
Percentage rents	2,273	108	2,381	2,410	267	2,677
Tenant reimbursements	45,844	1,580	47,424	42,210	7,203	49,413
Out parcel sales	1,060	-	1,060	1,000	-	1,000
Other (see components on page 3)	9,618	265	9,883	7,691	1,110	8,801
Total Revenues	155,761	6,540	162,301	144,129	24,508	168,637

Expenses:
Property operating expenses	(32,899)	(3,028)	(35,927)	(31,007)	(8,249)	(39,256)
Real estate taxes	(17,429)	(476)	(17,905)	(16,128)	(3,142)	(19,270)
	(50,328)	(3,504)	(53,832)	(47,135)	(11,391)	(58,526)
Provision for credit losses	(3,009)	(1,305)	(4,314)	(1,623)	(1,215)	(2,838)
Other operating expenses (see components on page 4)	(3,990)	(302)	(4,292)	(4,112)	(565)	(4,677)
Cost related to sales of out parcels	(319)	-	(319)	(118)	(7)	(125)
Real estate depreciation and amortization	(38,452)	-	(38,452)	(35,253)	(1,577)	(36,830)
Non-real estate depreciation and amortization	(1,000)	-	(1,000)	(804)	(14)	(818)
General and administrative	(8,575)	(14)	(8,589)	(8,583)	(47)	(8,630)
Total Expenses	(105,673)	(5,125)	(110,798)	(97,628)	(14,816)	(112,444)

Operating Income	50,088	1,415	51,503	46,501	9,692	56,193

Interest income	529	27	556	239	110	349
Interest expense	(40,326)	(2,407)	(42,733)	(44,308)	(4,478)	(48,786)
Loan fee amortization	(928)	(34)	(962)	(943)	(118)	(1,061)
Equity in income of unconsolidated entities	155	-	155	1,393	-	1,393
Income before minority interest and discontinued operations	9,518	(999)	8,519	2,882	5,206	8,088
Minority interest in operating partnership	-	-	-	348	-	348
Income from continuing operations	9,518	(999)	8,519	3,230	5,206	8,436
Discontinued Operations:
Gain (loss) on sales of properties	1,252	-	1,252	(1,435)	-	(1,435)
Impairment losses - real estate assets	-	-	-	(2,452)	-	(2,452)
Loss (income) from operations	(999)	999	-	5,206	(5,206)	-
Net income	9,771	-	9,771	4,549	-	4,549
Preferred stock dividends	(8,718)	-	(8,718)	(8,718)	-	(8,718)
Net income (loss) available to common shareholders	$1,053	$-	$1,053	$(4,169)	$-	$(4,169)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended June 30,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$48,026	$2,218	$50,244	$45,206	$7,575	$52,781
Termination income	1,113	31	1,144	479	304	783
Straight-line rents	(191)	(24)	(215)	(328)	(102)	(430)
Total Minimum Rents	$48,948	$2,225	$51,173	$45,357	$7,777	$53,134

Components of Other Revenue:
Fee income	$1,433	$-	$1,433	$375	$-	$375
Specialty leasing and sponsorship income	2,402	102	2,504	2,159	372	2,531
Other	1,267	60	1,327	1,226	109	1,335
Total Other Revenue	$5,102	$162	$5,264	$3,760	$481	$4,241

	Six Months Ended June 30,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$96,355	$4,492	$100,847	$90,758	$15,714	$106,472
Termination income	1,125	31	1,156	751	424	1,175
Straight-line rents	(514)	64	(450)	(691)	(210)	(901)
Total Minimum Rents	$96,966	$4,587	$101,553	$90,818	$15,928	$106,746

Components of Other Revenue:
Fee income	$2,406	$-	$2,406	$866	$-	$866
Specialty leasing and sponsorship income	4,714	180	4,894	4,381	904	5,285
Other	2,498	85	2,583	2,444	206	2,650
Total Other Revenue	$9,618	$265	$9,883	$7,691	$1,110	$8,801

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended June 30,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$213	$-	$213	$-	$-	$-
Discontinued development write offs	-	-	-	1,020	-	1,020
Speciality leasing costs	447	64	511	369	129	498
Other	1,259	66	1,325	1,176	128	1,304
Total Other Operating Expenses	$1,919	$130	$2,049	$2,565	$257	$2,822

	Six Months Ended June 30,
	2008			2007
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$358	$-	$358	$-	$-	$-
Discontinued development write offs	326	-	326	1,034		1,034
Speciality leasing costs	923	128	1,051	809	273	1,082
Other	2,383	174	2,557	2,269	292	2,561
Total Other Operating Expenses	$3,990	$302	$4,292	$4,112	$565	$4,677

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended June 30, 2008		For the Three Months Ended June 30, 2007
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$8,133	$4,229	$9,727	$5,058
Operating expenses	(4,261)	(2,215)	(3,512)	(1,824)
Net operating income	3,872	2,014	6,215	3,234
Depreciation and amortization	(2,169)	(1,128)	(2,154)	(1,120)
Other expenses, net	(3)	(2)	(3)	(2)
Interest expense, net	(1,784)	(928)	(1,598)	(831)
Net (loss) income	(84)	(44)	2,460	1,281
Preferred dividend	(8)	(4)	(8)	(5)
Net (loss) income available to partnership	$(92)	$(48)	$2,452	$1,276

GPLP's share of (loss) income from investment in joint ventures	$(48)		$1,276

	For the Six Months Ended June 30, 2008		For the Six Months Ended June 30, 2007
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$16,486	$8,572	$17,864	$9,289
Operating expenses	(8,395)	(4,365)	(7,439)	(3,868)
Net operating income	8,091	4,207	10,425	5,421
Depreciation and amortization	(4,258)	(2,214)	(4,445)	(2,311)
Other expenses, net	(5)	(3)	(6)	(3)
Interest expense, net	(3,513)	(1,827)	(3,281)	(1,706)
Net income	315	163	2,693	1,401
Preferred dividend	(16)	(8)	(16)	(8)
Net income available to partnership	$299	$155	$2,677	$1,393

GPLP's share of income from investment in joint ventures	$155		$1,393

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2008			2007
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations:
Net (loss) income available to common shareholders	$(261)	$1,314	$1,053	$1,108	$(5,277)	$46,392	$(21,303)	$20,920
Real estate depreciation and amortization	19,088	19,364	38,452	17,259	19,571	17,842	20,386	75,058
Equity in (income) loss of unconsolidated entities	(203)	48	(155)	(117)	(1,276)	(164)	424	(1,133)
Pro-rata share of joint venture funds from operations	1,272	1,063	2,335	1,301	2,388	1,281	1,294	6,264
Minority interest in operating partnership	-	-	-	83	(431)	3,665	(1,682)	1,635
(Gain) loss on sales of properties	-	(1,252)	(1,252)	362	1,073	(48,784)	-	(47,349)
FFO	$19,896	$20,537	$40,433	$19,996	$16,048	$20,232	$(881)	$55,395

Adjusted Funds from Operations:
FFO	$19,896	$20,537	$40,433	$19,996	$16,048	$20,232	$(881)	$55,395
Add back: impairment adjustments and defeasance costs	-	-	-	-	2,452	(300)	28,028	30,180
Adjusted Funds from Operations:	$19,896	$20,537	$40,433	$19,996	$18,500	$19,932	$27,147	$85,575

Weighted average common shares outstanding - diluted (including common stock equivalents)	40,701	40,790	40,746	40,326	40,548	40,741	40,701	40,542

FFO per diluted share	$0.49	$0.50	$0.99	$0.50	$0.40	$0.50	$(0.02)	$1.37
Add back impairment losses/ (gains) and defeasance costs	-	-	-	-	0.06	(0.01)	0.69	0.74
Adjusted FFO per diluted share	$0.49	$0.50	$0.99	$0.50	$0.46	$0.49	$0.67	$2.11

	2008			2007
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.3200	$0.3200	$0.6400	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232
FFO payout ratio after add back of impairment losses and defeasance costs	65.5%	63.6%	64.5%	97.0%	105.4%	98.3%	72.1%	91.1%

	2008			2007
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,217	$1,478	$2,695	$1,297	$1,593	$1,475	$1,612	$5,977
Straight-line adjustment as decrease to minimum rents	$(235)	$(215)	$(450)	$(471)	$(430)	$(240)	$(581)	$(1,722)
Fair value of debt amortized as reduction to interest expense	$42	$42	$84	$107	$107	$107	$42	$363
Intangible and inducement amortization as a net increase (decrease) to base rents	$242	$373	$615	$5	$(101)	$(75)	$359	$188
Discontinued development write-off's	$326	$-	$326	$14	$1,020	$42	$152	$1,228
Impairment adjustments	$-	$-	$-	$-	$2,452	$(102)	$28,028	$30,378

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2008			2007
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Joint Venture Funds from Operations:
Net income (loss) available to partnership	$391	$(92)	$299	$225	$2,452	$316	$(815)	$2,178
Real estate depreciation and amortization	2,054	2,136	4,190	2,276	2,138	2,148	3,302	9,864
FFO	$2,445	$2,044	$4,489	$2,501	$4,590	$2,464	$2,487	$12,042

Pro-rata share of joint venture funds from operations	$1,272	$1,063	$2,335	$1,301	$2,388	$1,281	$1,294	$6,264

	2008			2007
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight-line adjustment as increase (decrease) to minimum rents	$48	$23	$71	$95	$84	$26	$(46)	$159
Fair value of debt amortized as increase to interest expense	$25	$26	$51	$25	$26	$25	$26	$102
Intangible amortization as an increase to minimum rents	$286	$258	$544	$405	$495	$366	$354	$1,619

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2008			2007
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss)	$4,098	$5,673	$9,771	$5,467	$(918)	$50,752	$(16,944)	$38,357
Interest expense and costs to defease debt (continuing and discontinued operations)	21,701	21,032	42,733	24,139	24,647	22,545	22,159	93,490
Loan fee amortization (continuing and discontinued operations)	469	493	962	540	521	492	471	2,024
Taxes (continuing and discontinued operations)	226	322	548	334	240	241	100	915
Depreciation and amortization (continuing and discontinued operations)	19,554	19,898	39,452	17,654	19,994	18,280	20,842	76,770
EBITDA	46,048	47,418	93,466	48,134	44,484	92,310	26,628	211,556
Minority interest in operating partnership	-	-	-	83	(431)	3,665	(1,682)	1,635
(Gain) loss on sales of properties and properties held for sale and impairment charges	-	(1,252)	(1,252)	362	3,525	(48,886)	28,028	(16,971)
Adjusted EBITDA	$46,048	$46,166	$92,214	$48,579	$47,578	$47,089	$52,974	$196,220

Operating Ratios Excluding Held-for-Sale Properties:
General and administrative / total revenues	5.3%	5.7%	5.5%	6.3%	5.6%	5.2%	4.8%	5.5%
Tenant reimbursements / (real estate taxes + property operating expenses)	90.8%	91.4%	91.1%	91.7%	87.3%	93.7%	95.8%	92.2%

Operating Ratios Including Held-for-Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	89.4%	86.8%	88.1%	86.6%	82.2%	88.5%	91.2%	87.0%

Earnings per Share:
Weighted average common shares outstanding - basic	37,580	37,598	37,589	36,803	36,998	37,551	37,567	37,232
Weighted average common shares outstanding - diluted	40,701	40,790	40,746	39,799	40,548	40,741	40,701	40,228

Earnings per share - basic	$(0.01)	$0.03	$0.03	$0.03	$(0.14)	$1.24	$(0.57)	$0.56

Earnings per share - diluted	$(0.01)	$0.03	$0.03	$0.03	$(0.14)	$1.23	$(0.56)	$0.56

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2008		2007
	Mar. 31	June 30	Dec. 31
Assets:
Land	$241,108	$241,569	$240,156
Building, improvements and equipment	1,710,134	1,714,109	1,703,491
Developments in progress	103,603	122,608	96,054
	2,054,845	2,078,286	2,039,701
Less accumulated depreciation	517,070	534,588	500,710
Net property and equipment	1,537,775	1,543,698	1,538,991

Deferred leasing costs, net	18,718	18,645	19,225
Investment in and advances to unconsolidated real estate entities	91,233	85,578	83,116
Real estate assets held-for-sale	70,246	63,034	68,671
Net investment in real estate	1,717,972	1,710,955	1,710,003

Cash and cash equivalents	15,175	11,097	22,147
Non-real estate assets associated with discontinued operations	3,735	2,879	5,002
Restricted cash	12,725	11,361	14,217
Tenant accounts receivable, net	36,755	35,009	39,475
Deferred expenses, net	7,016	7,657	5,915
Prepaid and other assets	36,444	35,458	34,188
Total Assets	$1,829,822	$1,814,416	$1,830,947

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,166,493	$1,204,659	$1,170,669
Mortgage notes payable associated with properties held-for-sale	72,680	72,457	81,541
Notes payable	338,000	297,000	300,000
Other liabilities associated with discontinued operations	1,812	1,427	2,763
Accounts payable and accrued expenses	58,552	56,107	62,969
Distributions payable	17,406	17,408	23,915
Total Liabilities	1,654,943	1,649,058	1,641,857

Minority interest in partnership	-	-	-

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000	60,000
Series G cumulative preferred stock	150,000	150,000	150,000
Common shares of beneficial interest	378	378	377
Additional paid-in capital	563,311	563,628	563,460
Distributions in excess of accumulated earnings	(597,728)	(609,266)	(584,343)
Other comprehensive (loss ) income	(1,082)	618	(404)
Total Liabilities and Shareholders' Equity	$1,829,822	$1,814,416	$1,830,947

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2008			2007
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$11.96	$11.18	$11.18	$27.02	$25.00	$23.50	$14.29	$14.29

Market Capitalization Ratio:
Common shares outstanding	37,784	37,790	37,790	37,104	37,113	37,674	37,687	37,687
Operating partnership units outstanding	2,988	2,988	2,988	2,996	2,996	2,996	2,988	2,988
Total common shares and units outstanding at end of period	40,772	40,778	40,778	40,100	40,109	40,670	40,675	40,675

Valuation - Common shares and operating partnership units outstanding	$487,633	$455,898	$455,898	$1,083,502	$1,002,725	$955,745	$581,246	$581,246
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,577,173	1,574,116	1,574,116	1,594,184	1,615,779	1,460,089	1,552,210	1,552,210
Total market capitalization	$2,274,806	$2,240,014	$2,240,014	$2,887,686	$2,828,504	$2,625,834	$2,343,456	$2,343,456

Debt / Market capitalization	69.3%	70.3%	70.3%	55.2%	57.1%	55.6%	66.2%	66.2%
Debt / Gross asset value (1)	65.8%	65.7%	65.7%	65.5%	66.4%	63.3%	65.2%	65.2%
Debt / Market capitalization including pro-rata share of joint ventures	70.2%	71.3%	71.3%	56.2%	58.1%	56.6%	67.1%	67.1%

Debt Coverage Ratios:
Interest coverage ratio	2.1	2.2	2.2	2.0	1.9	2.1	2.4	2.1
(Adjusted EBITDA from page 8 / interest expense excluding defeasance cost)
Debt service coverage ratio	1.8	1.8	1.8	1.7	1.6	1.7	2.0	1.8
(Adjusted EBITDA / interest expense excluding defeasance cost + scheduled principal payments)

(1) Gross asset value is total assets plus accumulated depreciation

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:							Balloon
	Jun. 30,	Dec. 31,	Interest Rates		Interest	Payment	Pmt. at	Final
Fixed Rate	2008	2007	2008	2007	Terms	Terms	Maturity	Maturity
Charlotte Eastland Mall, LLC (o) (p)	$42,457	$42,907	7.84%	7.84%	(m)	(a)	$42,302	(g)
Morgantown Mall Associates L.P.	50,996	51,503	6.89%	6.89%	(m)	(a)	$50,823	(g)
GM Olathe, LLC (o) (p)	30,000	30,000	4.30%	6.35%	(l)	(b)	$30,000	January 12, 2009
Grand Central L.P.	46,576	47,001	7.18%	7.18%		(a)	$46,065	February 1, 2009
Johnson City Venture, LLC	38,080	38,323	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	39,702	39,969	8.20%	8.20%	(m)	(a)	$38,543	(h)
Catalina Partners, LP	42,250	-	4.72%		(n)	(b)	$42,250	April 23, 2011
Glimcher Ashland Venture, LLC	23,992	24,273	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	54,509	54,983	8.27%	8.27%	(m)	(a)	$49,864	(i)
Glimcher WestShore, LLC	92,784	93,624	5.09%	5.09%		(a)	$84,824	September 9, 2012
PFP Columbus, LLC	138,435	139,692	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	129,940	131,069	5.42%	5.42%	(m)	(a)	$116,922	(j)
JG Elizabeth, LLC	154,688	156,082	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	106,605	107,499	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher Supermall Venture, LLC	58,158	58,624	7.54%	7.54%	(m)	(a)	$49,969	(k)
Glimcher Merritt Square, LLC	57,000	57,000	5.35%	5.35%		(c)	$52,914	September 1, 2015
RVM Glimcher, LLC	50,000	50,000	5.65%	5.65%		(d)	$44,931	January 11, 2016
WTM Glimcher, LLC	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
EM Columbus II, LLC	43,000	43,000	5.87%	5.87%		(e)	$38,057	December 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(f)	$19,000	November 1, 2028
	1,278,172	1,244,549
Other
Fair Value Adjustment - Polaris Center, LLC	822	1,036
Fair Value Adjustment - Glimcher Merritt Square, LLC	(1,878)	(2,009)
Extinguished Debt	-	8,634			(q)

Total Mortgage Notes Payable	$1,277,116	$1,252,210

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until October 2010, thereafter principal and interest are required.
(d)	The loan requires monthly payments of interest only until February 2009, thereafter principal and interest are required.
(e)	The loan requires monthly payments of interest only until December 2008, thereafter principal and interest are required.
(f)	The loan requires semi-annual payments of interest.
(g)	The loan matures in September 2028, with an optional prepayment (without penalty) date on September 11, 2008.
(h)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(i)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(j)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(k)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(l)	Interest rate of LIBOR plus 165 basis points fixed through a SWAP agreement at a rate of 4.30% and 6.35% at June 30, 2008 and December 31, 2007, respectively.
(m)	Interest rate escalates after optional prepayment date.
(n)	Interest rate of LIBOR plus 165 basis points fixed through a SWAP agreement at a rate of 4.72% at June 30, 2008.
(o)	Mortgage notes payable associated with properties held-for-sale as of December 31, 2007.
(p)	Mortgage notes payable associated with properties held-for-sale as of June 30, 2008.
(q)	Interest rate of 7.41% at December 31, 2007.

CONSOLIDATED DEBT MATURITIES
(dollars in thousands)

	Balance
Description	6/30/2008	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017+
Fixed Rate
Charlotte Eastland Mall, LLC	$42,457	$42,457	-	-	-	-	-	-	-	-	-
Morgantown Mall Associates, LP	50,996	50,996	-	-	-	-	-	-	-	-	-
Credit Facility $140M Protected (a)	140,000	-	$140,000	-	-	-	-	-	-	-	-
GM Olathe, LLC (a)	30,000	-	30,000	-	-	-	-	-	-	-	-
Grand Central, LP	46,576	441	46,135	-	-	-	-	-	-	-	-
Johnson City Venture, LLC	38,080	253	549	$37,278	-	-	-	-	-	-	-
Polaris Center, LLC	39,702	279	604	38,819	-	-	-	-	-	-	-
Catalina Partners, LP (a)	42,250				$42,250	-	-	-	-	-	-
Glimcher Ashland Venture, LLC	23,992	291	620	668	22,413	-	-	-	-	-	-
Dayton Mall Venture, LLC	54,509	494	1,066	1,159	1,260	$50,530	-	-	-	-	-
Glimcher WestShore, LLC	92,784	862	1,807	1,902	2,003	86,210	-	-	-	-	-
PFP Columbus, LLC	138,435	1,291	2,708	2,855	3,011	3,155	$125,415	-	-	-	-
LC Portland, LLC	129,940	1,161	2,439	2,577	2,722	2,856	118,185	-	-	-	-
JG Elizabeth, LLC	154,688	1,429	2,986	3,135	3,292	3,437	3,629	$136,780	-	-	-
MFC Beavercreek, LLC	106,605	920	1,933	2,043	2,159	2,265	2,409	94,876	-	-	-
Glimcher Supermall Venture, LLC	58,158	484	1,037	1,119	1,208	1,292	1,406	1,517	$50,095	-	-
Glimcher Merritt Square, LLC	57,000	-	-	185	756	790	843	889	53,537	-	-
RVM Glimcher, LLC	50,000	-	566	649	686	719	768	815	863	$44,934	-
WTM Glimcher, LLC	60,000	-	-	-	-	-	-	-	-	60,000	-
EM Columbus II, LLC	43,000	-	506	537	570	597	641	680	722	38,747	-
Tax Exempt Bonds	19,000	-	-	-	-	-	-	-	-	-	$19,000
Total Mortgage Notes and Fixed Rate Notes Payable (b)	1,418,172	101,358	232,956	92,926	82,330	151,851	253,296	235,557	105,217	143,681	19,000

Credit Facility - unhedged portion	157,000	-	157,000	-	-	-	-	-	-	-	-
Total Variable Rate Notes Payable	157,000	-	157,000	-	-	-	-	-	-	-	-
Other
Fair Value Adjustment Amortization - Polaris Center, LLC	822	214	428	180	-	-	-	-	-	-	-
Fair Value Adjustment Amortization - Glimcher Merritt Square, LLC	(1,878)	(132)	(264)	(264)	(264)	(264)	(264)	(264)	(162)

Total Debt	$1,574,116	$101,440	$390,120	$92,842	$82,066	$151,587	$253,032	$235,293	$105,055	$143,681	$19,000

(a) Interest rates are fixed through various interest rate swap agreements
(b) Weighted Average interest rate for the fixed rate mortgage debt was 6.02% as of June 30, 2008 with a weighted average maturity of 4.5 years.

JOINT VENTURE DEBT MATURITIES
(dollars in thousands)

	Interest Rate	Loan	Final	Balance
Description	6/30/2008	Terms	Maturity	6/30/2008	2008	2009	2010	2011

Joint Venture Mortgages

Fixed Rate Mortgages
Tulsa Promenade , LLC	6.52%	(a)	March 14, 2009	$35,000	-	$35,000	-	-
Puente Hills Mall, LLC	5.61%	(b)	June 1, 2010	45,000	-		$45,000
Kierland Crossing, LLC	5.44%	(c)	May 29, 2011	22,974	-	-	-	$22,974
Total Fixed Rate Mortgages				102,974	-	35,000	45,000	22,974

Variable Rate Mortgages
Surprise Peripheral Venture, LLC	4.21%	(d)	October 1, 2009	3,339	-	3,339	-	-
Puente Hills Mall, LLC	4.82%	(b)	June 1, 2010	45,000	-		45,000
Kierland Crossing, LLC	3.96%	(c)	May 29, 2011	8,204	-	-	-	8,204
Total Variable Rate Mortgages				56,543	-	3,339	45,000	8,204

Total Joint Venture Mortgages				$159,517	$-	$38,339	$90,000	$31,178

Joint Venture Debt (Pro Rata Share)				$82,259	$-	$19,870	$46,800	$15,589

(a) Interest rate of LIBOR plus 135 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(b) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of interest only. The interest rate on $45M of the loan is fixed with a swap.
(c) Interest rate of LIBOR plus 150 basis points, loan requires monthly payments of interest only. Approximately 70% of the outstanding loan amount is fixed with a swap.
(d) Interest rate of LIBOR plus 175 basis points, loan requires monthly payments of interest only.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007

Wholly-owned Malls:
Mall Anchors	97.0%	97.5%	97.2%	94.1%	95.1%
Mall Stores	90.5%	90.9%	92.9%	91.6%	90.5%
Total Consolidated Mall Portfolio	94.5%	95.0%	95.6%	93.2%	93.5%

Mall Portfolio including Joint Ventures:
Mall Anchors	97.1%	97.5%	97.3%	94.6%	95.4%
Mall Stores	90.2%	90.8%	92.7%	91.3%	90.3%
Total Mall Portfolio	94.5%	95.0%	95.6%	93.4%	93.6%

Core Mall Portfolio (2)
Mall Anchors	97.3%	97.7%	97.7%	96.4%	96.8%
Mall Stores	92.2%	92.8%	94.4%	93.5%	91.8%
Total Mall Portfolio	95.4%	95.9%	96.5%	95.4%	95.0%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2) Comparable malls including joint ventures and excluding malls held-for-sale and malls acquired within the last 12 months.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (wholly owned and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the six months ended June 30, 2008:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	298,313	50,000	348,313	$4.25	$10.00	$5.07	$6.63
Mall Stores	205,222	267,928	473,150	$33.84	$27.21	$30.33	$30.92

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and six months ended June 30, 2008, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents
									Total	Percent
								Total	Prior	Change
	New	Rollover		New	Prior	Rollover	Prior	New/	Tenants/	in Base
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	Rollover	Rent	Rent

Three months ended June 30, 2008
Mall Anchors	-	-	-	$-	$-	$-	$-	$-	$-	N/A
Mall Stores	38,806	73,793	112,599	$33.89	$31.99	$29.22	$24.04	$30.83	$26.78	15%

Six months ended June 30, 2008
Mall Anchors	-	50,000	50,000	$-	$-	$10.00	$10.00	$10.00	$10.00	0%
Mall Stores	65,067	190,551	255,618	$30.31	$24.92	$27.08	$24.30	$27.90	$24.46	14%

CORE SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
HELD FOR INVESTMENT
as of June 30, 2008

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) June 2008	Avg. Mall Store Sales PSF (1) June 2007	Mall Store Occupancy 06/30/2008	Mall Store Occupancy 06/30/2007	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,304,710
Lloyd Center	Portland, OR	24	1,443,915
Mall at Fairfield Commons	Dayton, OH	58	1,138,248
Mall at Johnson City	Johnson City, TN	>100	506,036
Polaris Fashion Place	Columbus, OH	31	1,420,503
Weberstown Mall	Stockton, CA	78	858,348
WestShore Plaza	Tampa, FL	21	1,065,168
			7,736,928	$441	$434	94.6%	95.7%	57%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) June 2008	Avg. Mall Store Sales PSF (1) June 2007	Mall Store Occupancy 06/30/2008	Mall Store Occupancy 06/30/2007	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	331,038
Colonial Park Mall	Harrisburg, PA	67	743,696
Dayton Mall	Dayton, OH	58	1,416,875
Eastland Mall (OH)	Columbus, OH	31	785,993
Grand Central Mall	Parkersburg, WV	>100	909,665
Indian Mound Mall	Columbus, OH	31	557,461
Morgantown Mall	Morgantown, WV	>100	558,122
New Towne Mall	New Philadelphia, OH	>100	513,454
Northtown Mall	Minneapolis, MN	15	677,246
Puente Hills Mall (3)	Los Angeles, CA	2	1,184,421
River Valley Mall	Columbus, OH	31	580,815
Supermall of the Great NW	Seattle, WA	13	942,950
Tulsa Promenade (3)	Tulsa, OK	55	926,306
			10,128,042	$294	$310	90.2%	88.5%	43%

TOTAL COMPARABLE CORE MALLS - HELD FOR INVESTMENT			17,864,970	$362	$370	92.2%	91.8%	100%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the six months ended June 30, 2008
(3) Company has a 52% ownership interest in this Mall through a joint venture

MALL PORTFOLIO STATISTICS
MALL ASSETS INCLUDING ASSETS HELD FOR SALE AND NEWLY ACQUIRED MALLS
as of June 30, 2008

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) June 2008	Avg. Mall Store Sales PSF (1) June 2007	Mall Store Occupancy 06/30/2008	Mall Store Occupancy 06/30/2007

TOTAL COMPARABLE CORE MALLS - HELD FOR INVESTMENT (from page 16)			17,864,970	$362	$370	92.2%	91.8%

NON COMPARABLE ASSETS

Sold after June 30, 2007
Almeda Mall (2)	Houston, TX	7	n/a
Northwest Mall (2)	Houston, TX	7	n/a
University Mall (2)	Tampa, FL	21	n/a

Acquired after June 30, 2007
Merritt Square Mall (3)	Merritt Island, FL	25	873,087

Assets Held For Sale
Eastland Mall (NC)	Charlotte, NC	34	1,060,781
Great Mall of the Great Plains	Kansas City, KS	26	782,056

TOTAL ASSETS HELD FOR SALE AND NON COMPARABLE			2,715,924	$254	$279	77.3%	83.8%

TOTAL MALLS ASSETS INCLUDING ASSETS HELD FOR SALE			20,580,894	$353	$355	90.2%	90.3%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Mall was sold in 2007
(3) Mall acquired in October 2007.

SUMMARY OF SIGNIFICANT TENANTS
As of June 30, 2008

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rent	Rent

Gap, Inc.	29	419,949	$6,644,592	3.1%
Foot Locker, Inc.	48	194,986	4,635,947	2.2%
Sterling, Inc.	38	69,222	4,516,093	2.1%
AMC Theater	2	148,344	4,189,000	2.0%
Limited Brands, Inc.	40	171,045	4,169,172	2.0%
Burlington Coat Factory	7	554,839	3,813,612	1.8%
Steve & Barry's	11	474,154	3,707,531	1.7%
JCPenney Company, Inc.	17	1,785,695	3,344,178	1.6%
Bon Ton	10	995,449	3,010,504	1.4%
Sears Holding Corporation	22	2,692,023	2,908,480	1.4%
Genesco, Inc.	48	70,396	2,758,262	1.3%
Zales Corporation	35	31,679	2,751,980	1.3%
Luxottica Group	36	83,742	2,712,685	1.3%
American Eagle Outfitters	20	109,856	2,625,687	1.2%
Finish Line	23	125,746	2,500,462	1.2%
Saks Incorporated	4	229,843	2,430,954	1.1%

Total tenants representing > 1.0%	390	8,156,968	$56,719,139	26.7%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of June 30, 2008

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Foot Locker, Inc.	48	194,986	$4,635,947	2.3%
Sterling, Inc.	37	63,442	$4,429,853	2.2%
Limited Brands, Inc.	40	171,045	$4,169,172	2.0%
Gap, Inc.	23	254,476	$4,147,043	2.0%
Genesco, Inc.	48	70,396	$2,758,262	1.3%
Zales Corporation	35	31,679	$2,751,980	1.3%
Luxottica Group	36	83,742	$2,712,685	1.3%
American Eagle Outfitters	20	109,856	$2,625,687	1.3%
Finish Line, Inc.	23	125,746	$2,500,462	1.2%
Claire's Boutique	34	46,120	$2,063,999	1.0%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corporation	18	2,504,881	$1,763,810	12.2%
JC Penney Company, Inc.	15	1,754,559	$3,344,178	8.5%
Macy's, Inc.	9	1,693,944	$255,000	8.2%
Bon-Ton Department Stores, Inc.	10	995,449	$3,010,504	4.8%
Dillard's	4	681,925	$-	3.3%
Belks	6	576,531	$1,894,752	2.8%
Burlington Coat Factory	7	554,839	$3,813,612	2.7%
Steve & Barry's	10	459,083	$3,466,395	2.2%
Saks Incorporated	3	228,156	$2,360,100	1.1%
Boscov's	1	182,609	$-	0.9%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of June 30, 2008

Mall Portfolio

					Percent of				Anchor	Store	Percent of
			Store		Occupied				Annualized	Annualized	Annualized
		Anchor	Square	Total	GLA	Anchor	Store	Total	Base Rents/	Base Rents/	Base Rents
Lease	Number	Square Feet	Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Square	Square	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Foot	Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2008	328	36,223	665,655	701,878	3.6%	$588,262	$13,550,893	$14,139,155	$16.24	$24.39	6.9%
2009	477	843,153	1,197,562	2,040,715	10.5%	3,678,715	23,102,664	26,781,379	$5.83	$22.65	13.1%
2010	338	952,051	941,025	1,893,076	9.7%	7,000,025	22,352,323	29,352,348	$8.06	$27.52	14.3%
2011	308	1,872,694	758,926	2,631,620	13.5%	8,031,611	22,803,099	30,834,710	$5.04	$31.89	15.0%
2012	220	948,094	623,174	1,571,268	8.1%	3,607,092	17,750,854	21,357,946	$4.71	$30.20	10.4%
Thereafter	751	7,893,165	2,725,697	10,618,862	54.6%	24,732,421	57,839,210	82,571,631	$7.51	$24.53	40.3%
	2,422	12,545,380	6,912,039	19,457,419	100.0%	$47,638,126	$157,399,043	$205,037,169	$6.63	$26.02	100.0%

Community Center Portfolio

					Percent of				Anchor	Store	Percent of
			Store	Total	Occupied				Annualized	Annualized	Annualized
		Anchor	Square	Square	GLA	Anchor	Store	Total	Base Rents/	Base Rents/	Base Rents
Lease	Number	Square Feet	Feet	Feet	Represented	Annualized	Annualized	Annualized	Square	Square	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Foot	Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2008	5	-	12,917	12,917	1.8%	$-	$178,793	$178,793	$-	$13.84	2.2%
2009	15	30,000	47,650	77,650	11.0%	270,000	836,050	1,106,050	$9.00	$17.55	13.5%
2010	17	70,850	79,301	150,151	21.2%	763,751	1,427,274	2,191,025	$10.78	$19.74	26.7%
2011	1	-	1,500	1,500	0.2%	-	21,000	21,000	$-	$14.00	0.3%
2012	2	-	5,792	5,792	0.8%	-	216,592	216,592	$-	$37.40	2.6%
Thereafter	19	407,713	52,723	460,436	65.0%	3,569,339	918,384	4,487,723	$8.75	$17.42	54.7%
	59	508,563	199,883	708,446	100.0%	$4,603,090	$3,598,093	$8,201,183	$9.05	$18.65	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned (including assets held-for-sale) and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended June 30, 2008			Three months ended June 30, 2007

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2008	Share	Total	2007	Share	Total

New developments	$90	$11,513	$11,603	$135	$332	$467

Redevelopment projects	$18,583	$199	$18,782	$17,428	$-	$17,428

Renovation with no incremental GLA	$13	$153	$166	$3,190	$2,198	$5,388

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$307	$-	$307	$700	$7	$707
Non-anchor stores	1,642	167	1,809	3,171	16	3,187
Operational capital expenditures	720	168	888	606	116	722
Total Property Capital Expenditures	$2,669	$335	$3,004	$4,477	$139	$4,616

	Six months ended June 30, 2008			Six months ended June 30, 2007

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2007	Share	Total	2006	Share	Total

New developments	$178	$19,529	$19,707	$273	$1,410	$1,683

Redevelopment projects	$29,576	$272	$29,848	$23,197	$124	$23,321

Renovation with no incremental GLA	$28	$182	$210	$11,390	$5,145	$16,535

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor replacement	$993	$-	$993	$893	$10	$903
Non-anchor replacement	3,555	423	3,978	7,068	19	7,087
Operational capital expenditures	1,643	168	1,811	1,380	156	1,536
Total Property Capital Expenditures	$6,191	$591	$6,782	$9,341	$185	$9,526

DEVELOPMENT AND REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost (1)	Ownership %	Pro rata Project Cost	Pro rata Project Costs Incurred thru 06/30/2008 (1)	Opening Date	Project Initial Yield

PROPERTY DEVELOPMENTS:
Scottsdale Quarter	Development of new retail/office	$250,000	50%	$125,000	$22,800	Phase 1 Q1-2009 through Q4-2009	8%
Scottsdale, Arizona	650,000 square feet lifestyle center

PROPERTY REDEVELOPMENT:
Polaris Fashion Place	Lifestyle Expansion	$51,000	100%	$51,000	$26,600	Q4-2008 through Q1-2009	8%
Columbus, Ohio

Total Development and Redevlopment		$301,000		$176,000	$49,400

(1) Project costs exclude the allocation of internal costs such as labor, interest and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.